EXHIBIT 10.4 6282050.3 Federal Signal Corporation 2015 Executive Incentive Compensation Plan Restricted Stock Unit and Dividend Equivalent – Award Agreement (Directors) You have been selected to receive a grant of Restricted Stock Units and an equal number of Dividend Equivalents pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Plan”), as specified below: Participant: Date of Award: Number of Restricted Stock Units and Dividend Equivalents Granted: This Award shall be subject to the terms and conditions prescribed in the Federal Signal Corporation 2015 Executive Incentive Compensation Plan and in the Federal Signal Corporation Restricted Stock Unit and Dividend Equivalent Award Agreement No. 2016 attached hereto. This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933. IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed on this ____________ day of ___________________________. FEDERAL SIGNAL CORPORATION Title: President and Chief Executive Officer By: ____________________________________ [Participant] Please sign and return one copy of this agreement in the enclosed postage-paid envelope.

- 2 - FEDERAL SIGNAL CORPORATION RESTRICTED STOCK UNIT AND DIVIDEND EQUIVALENT AWARD AGREEMENT NO. 2016 Federal Signal Corporation (the “Company”) established the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Plan”) pursuant to which options, stock appreciation rights, restricted stock and stock units, performance shares and dividend equivalents covering an aggregate of 7,800,000 shares of the Stock of the Company may be granted to employees and directors of the Company and its subsidiaries; The Board of Directors of the Company, and the Administrator of the Plan appointed by the Board of Directors, has determined that the interests of the Company will be advanced by encouraging and enabling members of the Board of Directors to own shares of the common stock of the Company; NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Definitions As used in this Agreement, the following terms shall have the following meanings: A. “Award” means the award provided for in Section 2. B. “Board of Directors” means the Board of Directors of the Company. C. “Date of Award” of Restricted Stock Units and Dividend Equivalents means the date set forth on the Award instrument applicable to those Units and Dividend Equivalents. D. “Dividend Equivalent” means the right to receive the equivalent of all of the cash dividends that would be payable with respect to the Stock represented by a Restricted Stock Unit to which the Dividend Equivalent relates, as provided in this Agreement. E. “Participant” means the individual shown as the recipient of an award of Restricted Stock Units and Dividend Equivalents, as set forth on the Award instrument applicable to those Units and Dividend Equivalents. F. “Restricted Stock Unit” means the obligation of the Company to transfer one share of Stock to Participant at the time provided in Section 5 of this Agreement. G. “Stock” means the common stock of the Company. H. “Termination of Service” means separation from service with the Company and its affiliates (generally 50% common control with the Company), as defined in IRS regulations under Section 409A of the Internal Revenue Code of 1986, as amended.

- 3 - Section 2. Award Subject to the terms of this Agreement, the Company awarded to Participant the number of Restricted Stock Units set forth on the Award instrument applicable to those Units, and an equal number of Dividend Equivalents, effective as of the Date of Award set forth on such instrument. This award of Restricted Stock Units and Dividend Equivalents shall not confer any right to the Participant (or any other Participant) to be granted Restricted Stock Units, Dividend Equivalents or other Awards in the future under the Plan. Section 3. Bookkeeping Accounts The Company shall credit the number of Restricted Stock Units granted hereunder to a bookkeeping account for Participant (the “Restricted Stock Unit Account”). Participant’s Restricted Stock Unit Account shall be debited by the number of Restricted Stock Units with respect to which Stock is distributed to Participant in accordance with Section 5 with respect to such Restricted Stock Units. Participant’s Restricted Stock Units also shall be adjusted from time to time for stock dividend, stock splits and other such transactions in accordance with Section 9. As of any date that the Company pays a cash dividend on its Stock, the Company shall credit Participant with a dollar amount equal to (i) the per share cash dividend paid by the Company on its Stock on such date, multiplied by (ii) the total number of Restricted Stock Units credited to Participant’s Restricted Stock Unit Account immediately prior to the record date for that dividend (the “Dividend Equivalent Account”). Section 4. Vesting The Restricted Stock Units and Dividend Equivalents shall be fully vested on the Date of Award. Section 5. Distribution of Shares of Stock A. Unless otherwise deferred pursuant to subsection B hereof, shares of Stock equal to the number of Restricted Stock Units credited to the Restricted Stock Unit Account of Participant shall become distributable to the Participant on the date specified by the Participant in a written election filed with the Company on or before the last day of the calendar year preceding the calendar year which contains the Date of Award in accordance with such election. If the Participant did not specify a distribution date on such written election, such shares shall become distributable on the Participant’s Termination of Service with the Company’s Board of Directors and the election under subsection B shall not be available. B. If the Participant elected a specified date for distribution of Stock as described above, the Participant may elect to defer the distribution date of such shares of Stock by filing a written election with the Company in the form prescribed by the Company. The deferred distribution date must be at least five years later than the scheduled distribution date. Such election must be filed at least 12 months before the then scheduled distribution date for the

- 4 - shares of Stock to which the election applies. In addition, any election will have no effect until twelve months after the date such election is made. Such shares shall be distributed as soon as administratively feasible after the applicable date prescribed above, but not later than the later of the end of the calendar year in which the specified date occurs or the 15th day of the third calendar month following such specified date. Section 6. Payment of Dividend Equivalents; No Other Shareholder Rights The amount credited to Participant’s Dividend Equivalent Account pursuant to each Dividend Equivalent shall be payable in cash to the Participant at the same time as the Restricted Stock Unit to which such amount relates becomes distributable in Stock. Such payment shall be subject to the same payment terms, conditions and restrictions as the Restricted Stock Units to which the payment relates (including the election of the time of payment described in Section 5.A or 5.B, as applicable); provided, however, that any amount with respect to a Dividend Equivalent shall be paid in cash. Such amount shall be paid as soon as administratively feasible after the applicable date prescribed above, but not later than the later of the end of the calendar year in which the specified date occurs or the 15th day of the third calendar month following such specified date. Participant shall not have any of the rights of a shareholder of the Company with respect to Restricted Stock Units, such as the right to vote or, except as explicitly provided herein with respect to Dividend Equivalents, the right to dividends. Section 7. Death Benefits In the event of the death of Participant, the Company shall transfer: (a) shares of Stock equal in number to the Restricted Stock Units credited to Participant’s Restricted Stock Unit Account; and (b) cash equal to the amount credited to Participant’s Dividend Equivalent Account to Participant’s Beneficiary or Beneficiaries. Such distribution shall be made as soon as administratively feasible after the Participant’s death, but no later than the later of: (i) two and one-half months after the death of the Participant; and (ii) the end of the calendar year in which the Participant’s death occurs. Participant may designate a Beneficiary or Beneficiaries (contingently, consecutively, or successively) of such death benefit and, from time to time, may change his or her designated Beneficiary. A Beneficiary may be a trust. A beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while the Participant is alive. If there is no designated Beneficiary surviving at the death of a Participant, payment of any death benefit of the Participant shall be made to the Participant’s surviving spouse, and if no surviving spouse, to the estate of the Participant.

- 5 - Section 8. Units and Equivalents Non-Transferable Restricted Stock Units and related Dividend Equivalent Rights awarded hereunder shall not be transferable by Participant. Except as may be required by the federal income tax with- holding provisions of the Code or by the tax laws of any State or foreign sovereign, the interests of Participant and his Beneficiaries under this Agreement are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt by Participant or a Beneficiary to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Section 9. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends, split-ups, mergers, consolidations, reorganizations, combinations or exchanges of shares or the like, the number of Restricted Stock Units credited to Participant’s Restricted Stock Unit Account shall be adjusted appropriately so that the number of Restricted Stock Units credited to Participant’s Restricted Stock Unit Account after such an event shall equal the number of shares of Stock a shareholder would own after such an event if the shareholder, at the time such an event occurred, had owned shares of Stock equal to the number of Restricted Stock Units credited to Participant’s Restricted Stock Unit Account immediately before such an event. As of the date of such adjustment to the Restricted Stock Unit Account, the number of Participant’s Dividend Equivalents shall be adjusted to equal the number of Restricted Stock Units credited to Participant’s Restricted Stock Unit Account following the adjustment. Section 10. Source of Payment Shares of Stock transferable to Participant, or his Beneficiary, under this Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such Stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock (or cash payments with respect to Dividend Equivalents) under this Agreement. Participant shall not have any rights with respect to transfer of shares of Stock (or cash payment with respect to Dividend Equivalents) under this Agreement other than the unsecured right to receive shares of Stock (or cash payments with respect to Dividend Equivalents) from the Company. Section 11. Continuation as a Director This Agreement shall not confer upon the Participant any right to continue as a Director of the Company for any period of time, or at any particular rate of compensation. Section 12. Amendment This Agreement may be amended by mutual consent of the parties hereto by written agreement.

- 6 - Section 13. Governing Law The terms and provisions of this Agreement shall be construed according to the principles, and in the priority, as follows: first, in accordance with the meaning under, and which will bring the Agreement into conformity with, section 409A of the Internal Revenue Code of 1986, as amended; and secondly, in accordance with the laws of the State of Illinois. This Agreement shall be deemed to contain the provisions necessary to comply with such laws.

- 7 - FEDERAL SIGNAL CORPORATION RESTRICTED STOCK UNIT AND DIVIDEND EQUIVALENT BENEFICIARY DESIGNATION Participant: _______________________________ Social Security No.: _________________________ Address: _________________________________ Date of Birth: ______________________________ _________________________________ Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to Federal Signal Corporation 2015 Equity Incentive Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and/or fully identify any trust beneficiary by the Name of the Trust, Date of Execution of the Trust, the Trustee’s Name, the address of the trust, and the employer identification number of the trust): Primary Beneficiary(ies) ____________________________________________________ ____________________________________________________ Contingent Beneficiary(ies) ____________________________________________________ ____________________________________________________ The Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when the Participant has executed a new or amended Beneficiary Designation form, and the receipt of such form has been acknowledged by the Company, all in such manner as specified by the Company from time to time, or on a future date specified by any such new or amended Beneficiary Designation form. IN WITNESS WHEREAS, the Participant has executed this Beneficiary Designation on the date designated below. Date: ______________________________, _____ _______________________________________ Signature of Participant Received: FEDERAL SIGNAL CORPORATION Date: ______________________________, _____ By: ___________________________________